Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Transamerica Life Insurance Co Separate Account VUL-2, SEC File No. 811-08997 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.

AB Variable Products Series Fund, Inc	811-05398

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452

Alger Portfolios	811-05550

BNY Mellon Variable Investment Fund	811-05125

Janus Aspen Series,	811-07736

MFS Variable Insurance Trust	811-08326

Morgan Stanley Variable Insurance Fund, Inc.	811-07607

Transamerica Series Trust	811-04419

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (727) 299-1830 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Life Insurance Company